SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report: September 19, 2006

                                TRUDY CORPORATION
                                 353 Main Avenue
                           Norwalk, Connecticut 06851

                           Commission File No. 0-16056
                      Incorporated in the State of Delaware
                      Federal Identification No. 06-1007765

                            Telephone: (203) 846-2274


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act. (17 CFR 204.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-49(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01 Other Events.

     The registrant announced in a press release issued September 12, 2006 that it had executed a nonbinding Letter of Understanding with Chart Studio Publishing (Pty.) LTD, Gauteng, South Africa to acquire certain assets and assume certain liabilities of Chart Studio Publishing. Negotiations of the total consideration payable in the transaction, along with other substantive terms and conditions are ongoing with the intention to enter into a definitive agreement by October 20, 2006.


Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits

         99.8     Press release of the Registrant, dated September 12, 2006.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              TRUDY CORPORATION

Date:   September 19, 2006                    By /s/ ASHLEY C. ANDERSEN
                                                 -------------------------------
                                                 Ashley C. Andersen,
                                                 Chief Executive Officer